UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 28, 2023
Date of Report (date of earliest event reported)
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Installed Building Products, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36307 (Commission File Number)	45-3707650 (I.R.S. Employer Identification Number)
495 South High Street, Suite 50, Columbus, OH 43215
(Address of principal executive offices and zip code)
614-221-3399
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	IBP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2023, Installed Building Products, Inc. (the “Company”) announced that Jay P. Elliott has notified the Company of his decision to retire as Chief Operating Officer, effective December 31, 2023. Following his retirement, Mr. Elliott is expected to serve in an advisory role to the Company on business strategy and development.

The Board of Directors of the Company has named Brad A. Wheeler, currently serving as Regional President of the Company, to replace Mr. Elliott as Chief Operating Officer, effective January 1, 2024, to provide sufficient time for transition of Mr. Elliott's responsibilities.

Mr. Wheeler, age 49, has served as one of the Company’s Regional Presidents since January 2015. Since joining the Company in 2010 as a Regional Manager, Mr. Wheeler has been responsible for the management of operations in several states, including Colorado, Texas, Florida and Georgia. In June 2022, Mr. Wheeler assumed additional responsibility for much of IBP’s heavy commercial business and was named President of the Alpha companies. He attended Radford University and has been an active member of Vistage International CEO Organization since 2011.

There are no arrangements or understandings between Mr. Wheeler and any other persons pursuant to which he was selected as the next Chief Operating Officer. There are no family relationships between Mr. Wheeler and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Wheeler is an at-will employee of the Company, and does not have a written employment agreement. Mr. Wheeler is eligible to participate in certain benefit and incentive programs and plans of the Company. The Compensation and Human Capital Committee of the Board has not yet determined any changes to Mr. Wheeler’s compensation.

The Company issued a press release on September 28, 2023 announcing Mr. Elliott’s retirement and Mr. Wheeler’s appointment, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release of Installed Building Products, Inc. dated September 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of September, 2023.

INSTALLED BUILDING PRODUCTS, INC.

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Chief Financial Officer